UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02802

UBS Cashfund Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.

UBS Global Asset Management

1285 Avenue of the Americas

New York, NY 10019-6028

(Name and address of agent for service)

Copy to:

Jack W. Murphy, Esq.

Dechert LLP

1775 I Street, N.W.

Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: March 31

Date of reporting period: September 30, 2013

Item 1. Reports to Stockholders.

Money Market Funds

UBS Cashfund Inc.

Semiannual Report

September 30, 2013

UBS Cashfund Inc.

November 8, 2013

Dear shareholder,

We present you with the semiannual report for UBS Cashfund Inc. (the “Fund”) for the six months ended September 30, 2013.

Performance

The seven-day current yield for the Fund as of September 30, 2013 was 0.01% (after fee waivers and/or expense reimbursements), unchanged from what it was on March 31, 2013. (For more information on the Fund’s performance, refer to “Performance and portfolio characteristics at a glance” on page 8.)

The Fund’s yield remained low during the reporting period, reflecting the

Federal Reserve Board’s (the “Fed”) decision to maintain the federal funds rate (the federal funds rate, or “fed funds” rate, is the rate banks charge one another for funds they borrow on an overnight basis) at a historically low range, which continued to depress yields on a wide range of short-term investments. (For more details on the Fed’s actions, see below.) As a result, the yields of the securities in which the Fund invests remained extremely low and, in turn, kept the Fund’s yield low.

An interview with Portfolio Manager Robert Sabatino

Q.	How would you describe the economic environment during the reporting period?
A.	While the overall US economy continued to grow during the reporting period, the pace of the expansion was far from robust. Gross domestic product (“GDP”) growth in the US was an anemic 0.1% during the fourth quarter of 2012. However, the economy then regained some traction, as GDP grew 1.1% and 2.5% during the first and second quarters of 2013, respectively. The Commerce

UBS Cashfund Inc.

Investment goal:

Current income, stability of principal and high liquidity

Portfolio Manager:

Robert Sabatino UBS Global Asset Management (Americas) Inc.

Commencement:

January 20, 1978

Dividend payments:

Monthly

UBS Cashfund Inc.

Department’s initial estimate for third quarter 2013 GDP growth was 2.8%.[1]

Q.	How did the “Fed” react to the economic environment?
A.	The Fed took a number of actions during the reporting period, as it looked to meet its dual mandate of price stability and maximum employment. Throughout the reporting period, the Fed kept the federal funds rate at an extremely low level between 0% and 0.25% and, on several occasions, extended the period it expected to keep the fed funds rate on hold. Looking back, in September 2012, the Fed launched a third round of quantitative easing (“QE3”), which involved purchasing $40 billion of agency mortgage-backed securities (“MBS”) on an open-ended basis each month. At its final meeting of 2012, in December, the Fed said it would continue buying $40 billion a month of agency MBS, as well as purchase $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%,” provided inflation remains well-contained.

Although the Fed has not materially changed its official policy stance thus far in 2013, in his press conference following the Fed’s meeting in June 2013, Fed Chairman Ben Bernanke said, “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.” This statement triggered a substantial sell-off in the fixed income market, as Treasury yields rose sharply and bond prices declined. However, at its meeting that concluded on September 18, the Fed chose to delay the tapering of its asset purchases, saying that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At his press conference following the September meeting, Chairman Ben Bernanke also brought up the potential for a

[1]	Based on the Commerce Department’s third estimate announced on November 7, 2013, after the Fund’s reporting period had ended.

UBS Cashfund Inc.

partial government shutdown on October 1 and the debt ceiling debate as reasons for maintaining its current policy.

Q.	How did you position the Fund over the reporting period?
A.	We tactically adjusted the Fund’s weighted average maturity (WAM)—which is the average duration of the securities in the portfolio—throughout the six-month review period. When the reporting period began, the Fund had a WAM of 46 days. By the end of the reporting period we had shortened the Fund’s WAM to 36 days.

Q.	What level of portfolio diversification did you maintain during the reporting period?
A.	At the issuer level, we maintained a high level of diversification during the six-month period, investing in smaller positions with the goal of reducing risk and keeping the Fund highly liquid. We typically purchased up to 3% in single nongovernment issuers throughout the reporting period. (The Fund is generally able to hold up to 5% in any one issuer, subject to certain exceptions.)

Q.	What types of securities did you emphasize over the period?
A.	Several adjustments were made to the Fund’s sector positioning during the six-month period. We increased the Fund’s exposure to repurchase agreements and commercial paper. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.) Conversely, we reduced our allocations to US government and agency obligations and certificates of deposit and, in the case of short-term corporate obligations, reduced the allocation to zero.

Q.	What factors do you believe will affect the Fund over the coming months?
A.

Despite the Fed’s plans to begin tapering its asset purchase program in the coming months, we do not expect the federal funds rate to be raised from its historically low level until at least 2015. Turning to the economy, it is clearly on better footing than was the case a year ago. In particular, the housing market shows continued signs of

UBS Cashfund Inc.

improvement and the unemployment rate has moderated somewhat. That said, we will continue to closely monitor incoming economic data to determine the impact of higher interest rates on consumer and business spending. Moderating global growth could also negatively impact US exports. Against this backdrop, we believe that the economy will continue to expand, albeit at a modest pace.

Continuing regulatory uncertainty has cast a shadow over money market funds for some time now, and will likely continue to do so. The US Securities and Exchange Commission (the “SEC”) issued proposed new regulations for money market funds on June 5, 2013, requesting comments on numerous issues. According to its website, the SEC received over a thousand comments on its proposals. At this time it is impossible to predict the final version of these regulations, (which are expected to be promulgated in 2014) but the SEC’s proposing release envisions a transition period ranging up to several years. Against this backdrop, we anticipate continuing to manage the Fund focusing on risk and keeping it highly liquid.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

UBS Cashfund Inc.

Sincerely,

Mark E. Carver President UBS Cashfund Inc. Managing Director UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager UBS Cashfund Inc. Managing Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six month period ended September 30, 2013. The views and opinions in the letter were current as of November 8, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

UBS Cashfund Inc.

Understanding your Fund’s expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2013 to September 30, 2013.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

UBS Cashfund Inc.

Understanding your Fund’s expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees.

	Beginning account value April 1, 2013	Ending account value[1] September 30, 2013	Expenses paid during period[2] 04/01/13 to 09/30/13	Expense ratio during the period
Actual	$1,000.00	$1,000.00	$0.80	0.16%
Hypothetical (5% annual return before expenses)	1,000.00	1,024.27	0.81	0.16

[1]

“Actual—Ending account value” may or may not be reflective of a shareholder’s actual investment experience during periods of very low interest rates. While the Fund declares dividends daily and pays them monthly, the amounts are rounded to the nearest $0.01 on a daily basis with respect to each investor’s account. As a result, investors whose fund account balances earn daily dividends that total less than one half a cent on any given day will not accrue any dividends on that day.

[2]	Expenses are equal to the Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 183 divided by 365 (to reflect the one-half year period).

UBS Cashfund Inc.

Performance and portfolio characteristics at a glance (unaudited)

Yields and characteristics	09/30/13	03/31/13	09/30/12
Seven-day current yield after fee waivers and/or expense reimbursements[1]	0.01%	0.01%	0.01%
Seven-day effective yield after fee waivers and/or expense reimbursements[1]	0.01	0.01	0.01
Seven-day current yield before fee waivers and/or expense reimbursements[1]	(0.50)	(0.38)	(0.40)
Seven-day effective yield before fee waivers and/or expense reimbursements[1]	(0.50)	(0.38)	(0.40)
Weighted average maturity[2]	36 days	46 days	49 days
Net assets (mm)	$501	$609	$643
Portfolio composition[3]	09/30/13	03/31/13	09/30/12
Commercial paper	57.1%	53.8%	51.4%
Repurchase agreements	17.1	9.1	15.2
Certificates of deposit	13.4	17.0	14.0
US government and agency obligations	12.4	18.6	14.3
Short-term corporate obligations	—	1.5	2.0
Other assets less liabilities	(0.0)[4]	0.0 [4]	3.1
Total	100.0%	100.0%	100.0%

[1]

Yields will fluctuate and reflect fee waivers and/or expense reimbursements, if any, unless otherwise noted. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

[2]	The Fund's portfolio is actively managed and its weighted average maturity will differ over time.

[3]	Weightings represent percentages of the Fund's net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

[4]	Represents less than 0.05% of net assets as of the date indicated.

An investment in UBS Cashfund Inc. is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Not FDIC insured. May lose value. No bank guarantee.

UBS Cashfund Inc.

Statement of net assets—September 30, 2013 (unaudited)

Security description	Face amount	Value
US government and agency obligations—12.41%
Federal Home Loan Bank
0.060%, due 10/23/13[1]	$5,000,000	$ 4,999,817
0.130%, due 12/16/13[1]	20,000,000	19,994,511
0.125%, due 03/27/14	3,000,000	2,999,316
US Treasury Bills
0.037%, due 11/29/13[1]	5,000,000	4,999,697
US Treasury Notes
0.500%, due 11/15/13	9,000,000	9,003,414
0.750%, due 12/15/13	12,000,000	12,013,834
1.000%, due 01/15/14	3,000,000	3,007,120
2.625%, due 07/31/14	5,000,000	5,102,858
Total US government and agency obligations (cost—$62,120,567)		62,120,567
Certificates of deposit—13.39%
Banking-non-US—10.39%
Bank of Nova Scotia 0.251%, due 10/21/13[2]	4,000,000	4,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.200%, due 10/07/13	5,000,000	5,000,000
Credit Agricole Corporate & Investment Bank 0.150%, due 10/15/13	5,000,000	5,000,000
Credit Industriel et Commercial 0.220%, due 12/04/13	5,000,000	5,000,000
Natixis 0.242%, due 11/29/13[2]	3,000,000	3,000,000
Norinchukin Bank Ltd.
0.150%, due 10/09/13	6,000,000	6,000,000
0.160%, due 10/21/13	9,000,000	9,000,000
Sumitomo Mitsui Banking Corp.
0.100%, due 10/07/13	5,000,000	5,000,000
0.210%, due 11/06/13	10,000,000	10,000,000
		52,000,000

UBS Cashfund Inc.

Statement of net assets—September 30, 2013 (unaudited)

Security description	Face amount	Value
Certificates of deposit—(concluded)
Banking-US—3.00%
Bank of America N.A.
0.170%, due 10/15/13	$10,000,000	$10,000,000
Citibank N.A.
0.140%, due 11/01/13	5,000,000	5,000,000
		15,000,000
Total certificates of deposit (cost—$67,000,000)		67,000,000
Commercial paper[1]—57.12%
Asset backed-miscellaneous—22.37%
Albion Capital LLC 0.160%, due 10/21/13	5,000,000	4,999,555
Cancara Asset Securitisation LLC
0.150%, due 10/10/13	5,000,000	4,999,812
0.190%, due 12/19/13	10,000,000	9,995,831
Ciesco LLC 0.220%, due 11/20/13[3]	4,000,000	4,000,000
Liberty Street Funding LLC 0.160%, due 10/31/13	5,000,000	4,999,333
LMA Americas LLC 0.190%, due 11/19/13	10,000,000	9,997,414
Market Street Funding LLC 0.120%, due 10/03/13	8,000,000	7,999,947
Old Line Funding LLC
0.200%, due 11/18/13	5,000,000	4,998,667
0.220%, due 01/24/14	5,000,000	4,996,486
Regency Markets No. 1 LLC 0.150%, due 10/15/13	15,000,000	14,999,125
Salisbury Receivables Co. LLC
0.130%, due 10/24/13	6,000,000	5,999,502
0.140%, due 10/24/13	9,000,000	8,999,195
Sheffield Receivables Corp.
0.190%, due 11/01/13	5,000,000	4,999,182
0.190%, due 12/09/13	5,000,000	4,998,179

UBS Cashfund Inc.

Statement of net assets—September 30, 2013 (unaudited)

Security description	Face amount	Value
Commercial paper[1]—(continued)
Asset backed-miscellaneous—(concluded)
Victory Receivables Corp.
0.180%, due 10/07/13	$10,000,000	$ 9,999,700
0.170%, due 11/14/13	5,000,000	4,998,961
		111,980,889
Banking-non-US—7.79%
Barclays Bank PLC 0.430%, due 10/01/13[2,4]	5,000,000	5,000,000
Groupe BPCE SA 0.150%, due 10/01/13	2,000,000	2,000,000
Mizuho Funding LLC
0.220%, due 10/01/13	2,000,000	2,000,000
0.210%, due 11/07/13	10,000,000	9,997,842
Oversea-Chinese Banking Corp. Ltd.
0.150%, due 10/10/13	4,000,000	3,999,850
0.210%, due 01/03/14	3,000,000	2,998,355
Swedbank AB 0.195%, due 12/06/13	10,000,000	9,996,425
Westpac Securities NZ Ltd. 0.364%, due 10/02/13[2,5]	3,000,000	3,000,000
		38,992,472
Banking-US—20.17%
ABN Amro Funding USA LLC 0.220%, due 12/18/13	10,000,000	9,995,233
Bedford Row Funding Corp. 0.420%, due 12/16/13	3,000,000	2,997,340
BNP Paribas Finance, Inc.
0.250%, due 10/09/13	5,000,000	4,999,722
0.130%, due 11/01/13	7,000,000	6,999,216
Erste Finance LLC 0.150%, due 10/01/13	12,000,000	12,000,000
ING (US) Funding LLC
0.215%, due 11/01/13	5,000,000	4,999,074
0.180%, due 12/09/13	5,000,000	4,998,275
National Australia Funding Delaware, Inc. 0.225%, due 12/09/13	10,000,000	9,995,687

UBS Cashfund Inc.

Statement of net assets—September 30, 2013 (unaudited)

Security description	Face amount	Value
Commercial paper[1]—(continued)
Banking-US—(concluded)
Natixis US Finance Co. LLC 0.150%, due 10/09/13	$10,000,000	$ 9,999,667
Nordea Bank AB 0.220%, due 11/15/13	2,500,000	2,499,313
Northern Pines Funding LLC
0.240%, due 10/01/13	2,500,000	2,500,000
0.280%, due 10/25/13	5,000,000	4,999,067
0.190%, due 12/18/13	5,000,000	4,997,942
PNC Bank N.A. 0.280%, due 01/28/14[3]	2,000,000	2,000,000
Societe Generale N.A., Inc. 0.010%, due 10/01/13	12,000,000	12,000,000
Wells Fargo & Co. 0.180%, due 12/11/13	5,000,000	4,998,225
		100,978,761
Finance-captive automotive—1.80%
Toyota Motor Credit Corp.
0.220%, due 10/24/13[2]	4,000,000	4,000,000
0.210%, due 02/26/14	5,000,000	4,995,684
		8,995,684
Finance-non-captive diversified—1.20%
General Electric Capital Corp.
0.240%, due 10/02/13	3,000,000	2,999,980
0.200%, due 12/19/13	3,000,000	2,998,683
		5,998,663
Insurance-life—2.79%
MetLife Short Term Funding LLC 0.140%, due 10/17/13	9,000,000	8,999,440
Prudential Funding LLC 0.070%, due 10/07/13	5,000,000	4,999,942
		13,999,382

UBS Cashfund Inc.

Statement of net assets—September 30, 2013 (unaudited)

Security description	Face amount	Value
Commercial paper[1]—(concluded)
Retail-discount—1.00%
Wal-Mart Stores, Inc. 0.050%, due 10/07/13	$5,000,000	$ 4,999,958
Total commercial paper (cost—$285,945,809)		285,945,809
Repurchase agreements—17.10%
Repurchase agreement dated 09/30/13 with Barclays Capital, Inc., 0.060% due 10/01/13, collateralized by $46,621,200 US Treasury Note, 0.750% due 12/31/17; (value—$45,900,017); proceeds: $45,000,075	45,000,000	45,000,000
Repurchase agreement dated 09/30/13 with Deutsche Bank Securities, Inc., 0.100% due 10/01/13, collateralized by $32,160,000 Federal Home Loan Bank obligations, 0.125% due 09/03/14, $4,449,500 Federal Home Loan Mortgage Corp. obligations, zero coupon to 5.500% due 07/18/16 to 12/11/25 and $3,630,000 Federal National Mortgage Association obligations, 4.375% due 10/15/15; (value—$40,800,154); proceeds: $40,000,111	40,000,000	40,000,000
Repurchase agreement dated 09/30/13 with State Street Bank and Trust Co., 0.0001% due 10/01/13, collateralized by $673,635 Federal Home Loan Mortgage Corp. obligations, 2.000% due 01/30/23; (value—$612,673); proceeds: $600,000	600,000	600,000
Total repurchase agreements (cost—$85,600,000)		85,600,000
Total investments which approximates cost for federal income tax purposes (cost—$500,666,376)—100.02%		500,666,376
Liabilities in excess of other assets — (0.02)%		(87,241)
Net assets (applicable to 500,534,780 shares of common stock outstanding equivalent to $1.00 per share)—100.00%		$500,579,135

UBS Cashfund Inc.

Statement of net assets—September 30, 2013 (unaudited)

Affiliated issuer activity

The table below details the Fund’s transaction activity in an affiliated issuer during the six months ended September 30, 2013. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 03/31/13	Purchases during the six months ended 09/30/13	Sales during the six months ended 09/30/13	Value at 09/30/13	Net income earned from affiliate for the six months ended 09/30/13
UBS Private Money Market Fund LLC	$—	$15,300,000	$15,300,000	$—	$36

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of September 30, 2013 in valuing the Fund’s investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$62,120,567	$—	$62,120,567
Certificates of deposit	—	67,000,000	—	67,000,000
Commercial paper	—	285,945,809	—	285,945,809
Repurchase agreements	—	85,600,000	—	85,600,000
Total	$—	$500,666,376	$—	$500,666,376

At September 30, 2013, there were no transfers between Level 1 and Level 2.

UBS Cashfund Inc.

Statement of net assets—September 30, 2013 (unaudited)

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	80.0%
Japan	11.2
France	3.0
Sweden	2.0
Singapore	1.4
United Kingdom	1.0
Canada	0.8
Australia	0.6
Total	100.0%

Portfolio footnotes

[1]	Rates shown are the discount rates at date of purchase.

[2]

Variable or floating rate security. The interest rate shown is the current rate as of September 30, 2013 and changes periodically. The maturity date reflects earlier of reset date or stated maturity date.

[3]	Rate represents stated coupon.

[4]	Illiquid security representing 1.00% of net assets as of September 30, 2013.

[5]

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.60% of net assets as of September 30, 2013, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements

UBS Cashfund Inc.

Statement of operations

For the six months ended September 30, 2013 (unaudited)

Investment income:
Interest	$490,111
Securities lending income (represents income earned from an affiliated entity)	36
490,147

Expenses:
Investment advisory and administration fees	1,410,692
Transfer agency and related services fees	251,443
Professional fees	63,431
Reports and notices to shareholders	31,772
Custody and accounting fees	26,332
State registration fees	26,171
Directors’ fees	9,602
Insurance fees	8,901
Other expenses	19,720
1,848,064
Fee waivers and/or expense reimbursements by investment advisor and administrator	(1,386,730)
Net expenses	461,334
Net investment income	28,813
Net realized gain	453
Net increase in net assets resulting from operations	$29,266

See accompanying notes to financial statements

UBS Cashfund Inc.

Statement of changes in net assets

	For the six months ended September 30, 2013 (unaudited)	For the year ended March 31, 2013
From operations:
Net investment income	$28,813	$66,049
Net realized gain	453	1,136
Net increase in net assets resulting from operations	29,266	67,185
Dividends to shareholders from:
Net investment income	(28,813)	(66,049)
Net decrease in net assets from capital share transactions	(109,154,978)	(129,452,552)
Cash payment from investment advisor	426,419	—
Net decrease in net assets	(108,728,106)	(129,451,416)
Net assets:
Beginning of period	609,307,241	738,758,657
End of period	$500,579,135	$609,307,241
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements

UBS Cashfund Inc.

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

Six months ended September 30, 2013 (unaudited)
Net asset value, beginning of period	$1.00
Net investment income	0.0001
Dividends from net investment income	(0.0001)
Distributions from net realized gains	—
Total dividends and distributions	(0.0001)
Net asset value, end of period	$1.00
Total investment return[3]	0.00%[4]
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.64%[5]
Expenses after fee waivers and/or expense reimbursements	0.16%[5]
Net investment income	0.01%[5]
Supplemental data:
Net assets, end of period (000’s)	$500,579

[1]

The investment advisory and administration functions for the Fund were transferred from UBS Financial Services Inc. to UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) on March 1, 2011. As a result, the Fund no longer has a sub-advisor/sub-administrator but is managed directly by UBS Global AM.

[2]	Amount represents less than $0.00005 per share.
[3]

Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.

[4]	Total investment return is less than 0.005%. Payment from investment advisor as disclosed on pages 24-25 had no impact on the Fund’s total investment return.
[5]	Annualized.

See accompanying notes to financial statements

Years ended March 31,
2013	2012	2011[1]	2010	2009
$1.00	$1.00	$1.00	$1.00	$1.00
0.0001	0.0001	0.0001	0.0002	0.0158
(0.0001)	(0.0001)	(0.0001)	(0.0002)	(0.0158)
—	—	(0.0000)[2]	(0.0003)	—
(0.0001)	(0.0001)	(0.0001)	(0.0005)	(0.0158)
$1.00	$1.00	$1.00	$1.00	$1.00
0.01%	0.01%	0.02%	0.05%	1.59%

0.62%	0.61%	0.60%	0.59%	0.55%
0.20%	0.20%	0.27%	0.36%	0.55%
0.01%	0.01%	0.01%	0.02%	1.61%

$609,307	$738,759	$876,926	$1,179,419	$2,301,669

See accompanying notes to financial statements

UBS Cashfund Inc.

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS Cashfund Inc. (the “Fund”) was incorporated in Maryland on January 20, 1978 and is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end diversified management investment company.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Fund attempts to maintain a stable net asset value of $1.00 per share; the Fund has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As with any money market fund, there is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value.

UBS Cashfund Inc.

Notes to financial statements (unaudited)

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Fund’s Statement of net assets.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements for ASU 2013-01 are included within the Fund’s Statement of net assets under the section titled Repurchase Agreements. The total market value of these repurchase agreements is $85,600,000 and they are collateralized by $87,312,844 of non-cash collateral.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular

UBS Cashfund Inc.

Notes to financial statements (unaudited)

custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or a Fund’s investment strategies and limitations may require the Fund to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

UBS Cashfund Inc.

Notes to financial statements (unaudited)

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment advisor and administrator and other transactions with affiliates—The Fund’s Board of Directors has approved an investment advisory and administration contract (the “Advisory Contract”) with UBS Global AM. Under the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

Average daily net assets	Annual rate
Up to $500 million	0.500%
Next $500 million	0.425
Next $500 million	0.390
Next $500 million	0.380
Next $500 million	0.350
Next $1.0 billion	0.345
Next $500 million	0.325
Next $500 million	0.315
Next $500 million	0.300
Next $500 million	0.290
Over $5.5 billion	0.280

UBS Cashfund Inc.

Notes to financial statements (unaudited)

At September 30, 2013, UBS Global AM owed the Fund $6,363 for investment advisory and administration fees, net of fee waivers/expense reimbursements.

UBS Global AM has undertaken to waive fees and/or reimburse expenses in the event that current Fund yields drop below a certain level. This undertaking is voluntary and not contractual and may be terminated at any time. For the six months ended September 30, 2013, UBS Global AM voluntarily waived investment advisory and administration fees totaling $1,386,730 for that purpose; such amount is not subject to future recoupment.

Under normal conditions, the Fund invests cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund LLC (“Private Money Market”), which operates in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market is managed by UBS Global AM and is currently offered as a cash management option to mutual funds and certain other accounts managed by UBS Global AM. UBS Global AM acts as managing member and receives a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market’s average daily members’ equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS Global AM may, in its sole discretion, waive all or any portion of the management fee to which it may be entitled from time to time in order to maintain operating expenses or net yields at a certain level. Distributions received from Private Money Market, if any, net of fee rebates paid to borrowers, would be reflected as securities lending income in the Statement of operations.

In August 2013, UBS Global AM made a voluntary cash payment of $426,419 to the Fund in order to address a differential between the number of shares outstanding and the Fund’s net assets. The differential

UBS Cashfund Inc.

Notes to financial statements (unaudited)

was attributable to historical, embedded capital losses that were experienced by the Fund over several years prior to the credit crisis of 2008. The voluntary payment to the Fund was not required to maintain a stable net asset value per share. The payment removed a small, historical deviation that was reflected in the Fund’s market price based or amortized cost net asset value per share.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested board member of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended September 30, 2013, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $127,490,697. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency related services

UBS Financial Services Inc. provides certain services to the Fund pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s transfer agent, and is compensated for these services by BNY Mellon, not the Fund.

For the six months ended September 30, 2013, UBS Financial Services Inc. received from BNY Mellon, not the Fund, $146,605 of the total transfer agency and related service fees paid by the Fund to BNY Mellon.

UBS Cashfund Inc.

Notes to financial statements (unaudited)

Securities lending

The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Fund’s lending agent. At September 30, 2013, the Fund did not have any securities on loan.

Other liabilities and components of net assets

At September 30, 2013, the Fund had the following liabilities outstanding:

Dividends payable to shareholders	$1,436
Other accrued expenses*	211,058

*	Excludes investment advisory and administration fees.

At September 30, 2013, the components of net assets were as follows:

Accumulated paid in capital	$500,534,847
Accumulated net realized gain	44,288
Net assets	$500,579,135

UBS Cashfund Inc.

Notes to financial statements (unaudited)

Capital share transactions

There are 20 billion shares of $0.001 par value authorized shares of common stock. Transactions in shares of common stock, at $1.00 per share, were as follows:

	For the six months ended September 30, 2013	For the year ended March 31, 2013
Shares sold	395,159,257	1,535,758,376
Shares repurchased	(504,341,085)	(1,665,270,577)
Dividends reinvested	26,850	59,649
Net decrease in shares outstanding	(109,154,978)	(129,452,552)

Federal tax status

The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the six months ended September 30, 2013 and the fiscal year ended March 31, 2013 was ordinary income.

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending March 31, 2014.

As of and during the period ended September 30, 2013, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the six months ended September 30, 2013, the Fund did not incur any interest or penalties.

UBS Cashfund Inc.

Notes to financial statements (unaudited)

Each of the tax years in the four year period ended March 31, 2013, remains subject to examination by the Internal Revenue Service and state taxing authorities.

UBS Cashfund Inc.

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

In addition, the Fund discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS’s Web site at the following internet address: www.ubs.com/ usmoneymarketfundsholdings. In addition, at this location, you will find a link to more detailed Fund information appearing in filings with the SEC on Form N–MFP. Investors also may find additional information about the Fund at the above referenced UBS Web site internet address.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement (unaudited)

Background—At a meeting of the board of UBS Cashfund Inc. (the “Fund”) on July 16-17, 2013, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the investment advisory and administration agreement (the “Investment Advisory and Administration Agreement”) of the Fund with UBS Global Asset Management (Americas) Inc. (“UBS Global AM”). In preparing for the meeting, the board members had requested and received extensive information from UBS Global AM to assist them. The board received and considered a variety of information about UBS Global AM as well as the advisory, administrative and distribution arrangements for the Fund. Independent Directors discussed the materials initially provided by management among themselves on several occasions prior to the scheduled board meeting, and independent legal counsel participated in several such discussions. The Independent Directors also met in executive session with their independent legal counsel to review the presentation that had been made to them at the meeting. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Investment Advisory and Administration Agreement—The board received and considered information regarding the nature, extent and quality of advisory services provided to the Fund by UBS Global AM under the Investment Advisory and Administration Agreement. The board also considered the nature, extent and quality of administrative, distribution, and shareholder services performed by UBS Global AM and its affiliates for the Fund and the resources devoted to, and the record of compliance with, the Fund’s compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS Global AM

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement (unaudited)

concerning the management of the Fund’s affairs and UBS Global AM’s role in coordinating providers of other services to the Fund. The board’s evaluation of the services provided by UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Global AM’s investment advisory and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS Global AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS Global AM responsible for the Fund and had previously met with and received information regarding the person primarily responsible for the day-to-day portfolio management of the Fund and recognized that the Fund’s senior personnel at UBS Global AM report to the board regularly and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Global AM and its affiliates, the financial resources available to UBS Global AM and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Global AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had approximately $159 billion in assets under management as of March 31, 2013 and was part of the UBS Global Asset Management Division, which had approximately $632 billion in assets under management worldwide as of March 31, 2013. The board was also cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS AG, UBS Global AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Advisory and Administration Agreement.

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement (unaudited)

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to UBS Global AM in light of the nature, extent and quality of the advisory and administrative services provided by UBS Global AM. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangement for the Fund and considered the actual fee rate (after taking any waivers and/or reimbursements into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”).

In connection with its consideration of the Fund’s management fees, the board also received information from UBS Global AM with respect to fees paid by institutional or separate accounts; however, in management’s view, such fee information was not very relevant to the Fund because, among other reasons, separately managed and institutional accounts with a “cash” mandate (a) were not subject to all of the constraints of Rule 2a-7 under the 1940 Act to which the Fund is subject and (b) do not involve the management responsibilities attendant to the operation of a 1940 Act regulated fund, and, therefore, were not totally comparable. The board also received information on fees charged to other mutual funds managed by UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee was in the fourth quintile, its Actual Management Fee was in the fifth quintile and its total expenses were in the second quintile in the Fund’s Expense Group for the comparison periods utilized in the Lipper report. (The first quintile represents that 20% of the funds in the Expense Group with the lowest fees or expenses, as applicable, and the fifth quintile represents that 20% of the funds in the Expense Group with the highest fees or expenses, as applicable.) Management noted that the Fund has experienced outflows over the past year and that the reduced asset level has caused a very slight increase in both the

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement (unaudited)

management fee and total expenses. However, management explained that the main driver for the Fund’s Actual Management Fee ranking was a change to the Lipper expense peer group, which contributed to the median of the actual management fee to drop from 0.059% in the 2012 Lipper materials to 0.007% this year. Noting that the Fund’s total expenses were below the Expense Group median, management stated that it believes the Fund overall is in line with its peers.

In light of the foregoing and management’s explanation, the board determined that the management fee was reasonable in light of the nature, extent and quality of services provided to the Fund under the Investment Advisory and Administration Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five- and ten-year periods ended April 30, 2013 and (b) annualized performance information for each year in the ten-year period ended April 30, 2013. The board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance.

The comparative Lipper information showed that the Fund’s performance was in the second quintile for all comparative periods. (The first quintile represents that 20% of the funds in the Performance Universe with the best relative performance, and the fifth quintile represents that 20% of the funds in the Performance Universe with the worst relative performance.) Based on its review, the board concluded that the Fund’s investment performance was acceptable.

Advisor profitability—The board received and considered a profitability analysis of UBS Global AM and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS Global AM’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement (unaudited)

Economies of scale—The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The board noted that the Fund’s Contractual Management Fee contained breakpoints. The board considered that the Fund’s asset level as of April 30, 2013 exceeded the first breakpoint and as a result, the Fund and its shareholders realized certain economies of scale because the total expense ratio of the Fund was lower than if no breakpoints had been in place. Accordingly, the board determined that economies of scale were passed on to shareholders in the form of breakpoints to the management fee.

Generally, in light of UBS Global AM’s profitability data, the Contractual Management Fee and Actual Management Fee, and the breakpoints currently in place, the board believed that UBS Global AM’s sharing of current economies of scale with the Fund was acceptable.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Global AM and its affiliates as a result of its relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment advisory, administrative and other services to the Fund and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Global AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Agreement. In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Agreement. The Independent Directors were advised by separate independent legal counsel

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement (unaudited)

throughout the process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement in private sessions with their independent legal counsel at which no representatives of UBS Global AM were present.

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Directors

Richard Q. Armstrong Chairman Alan S. Bernikow Richard R. Burt	Meyer Feldberg Bernard H. Garil Heather R. Higgins

Principal Officers

Mark E. Carver President Mark F. Kemper Vice President and Secretary	Thomas Disbrow Vice President and Treasurer Robert Sabatino Vice President

Investment Advisor and Administrator

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

©UBS 2013. All rights reserved.

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Cashfund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	December 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	December 6, 2013

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	December 6, 2013